                                                      DECATUR EQUITY INCOME FUND
                                                  (Formerly Decatur Income Fund)
                                                          GROWTH AND INCOME FUND
                                            (Formerly Decatur Total Return Fund)

              (various photos demonstrating services and guidance,
                       professional management and goals)

service and guidance

professional management

goals

                                                                            1998
                                                                          ANNUAL
                                                                          REPORT




DELAWARE
INVESTMENTS
---------------------
Philadelphia * London

FOR TOTAL RETURN

A TRADITION OF SOUND INVESTING

                                   COMMITMENT

                                  A COMMITMENT
                                TO OUR INVESTORS

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

(photo of computer keyboard)

(photo of illustration from total return brochure)

Investment Objectives

DECATUR EQUITY INCOME FUND
(Formerly Decatur Income Fund)
To achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

GROWTH AND INCOME FUND
(Formerly Decatur Total Return Fund)
To achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

TABLE OF CONTENTS
 LETTER TO SHAREHOLDERS                Page       1
 PORTFOLIO MANAGER'S REVIEW            Page       3
 PERFORMANCE SUMMARY                   Page       8
 STATEMENT OF NET ASSETS               Page      12
 FINANCIAL HIGHLIGHTS                  Page      20

total return

JEFFREY NICK NAMED CHAIRMAN
ON DECEMBER 17, 1998, JEFFREY J. NICK WAS NAMED CHAIRMAN OF THE DELAWARE INVESTMENTS FAMILY OF FUNDS. HE REPLACES WAYNE A. STORK WHO HAS RETIRED AS CHAIRMAN OF THE BOARD OF DIRECTORS, BUT CONTINUES TO SERVE AS A BOARD MEMBER. MR. NICK WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF DELAWARE INVESTMENTS FAMILY OF FUNDS IN OCTOBER 1997. HE HAS BEEN CEO OF LINCOLN NATIONAL INVESTMENT COMPANIES SINCE OCTOBER 1996 AND PREVIOUSLY MANAGED LINCOLN'S OPERATIONS IN THE UNITED KINGDOM. MR. NICK HOLDS AN MBA FROM THE UNIVERSITY OF CHICAGO AND A BACHELOR OF ARTS DEGREE FROM PRINCETON UNIVERSITY.

tradition

December 18, 1998


                                                                       for total
                                                                          return
                                                                               1


DEAR SHAREHOLDER,

   DURING THE PAST 40 YEARS, DELAWARE Investments' core style of equity investing, the "Decatur strategy," has attracted mutual fund assets in excess of $3 billion. Decatur Income Fund and Decatur Total Return Fund were both built on this strategy and shared the Decatur name. Over the years, we believe the common name has clouded some important distinctions between the two funds.

   Therefore, we begin 1999 with new names for the Funds. Effective January 29, 1999, Decatur Income Fund becomes Decatur Equity Income Fund, emphasizing its objective to earn high current income, primarily by investing in stocks that offer income and capital appreciation potential. Decatur Total Return Fund becomes the Growth and Income Fund, reflecting its primary objective to achieve long-term growth. The Funds' investment objectives and strategies have not changed.

   Large-cap growth stocks continued to dominate market returns in 1998. This made it difficult for Delaware's large-cap value strategy to keep pace. For the 12 months ended November 30, 1998, Decatur Equity Income Fund provided a total return of 12.03%, while Growth and Income Fund delivered a still better return of 12.70% (for A Class shares at net asset value with distributions reinvested).

   Both Funds outpaced the 10.66% average return of their peers in the Lipper Equity Income Fund Average.

   In spite of the global financial crisis - trade and currency problems in Southeast Asia, Latin America and Russia - that rocked U.S. securities markets in the third quarter, large-cap U.S. stocks outperformed every major asset class in 1998. The S&P 500 Index returned 23.68% for the 12 months ended November 30, 1998.

   However, much of the S&P 500's 12-month return was driven by a select group of 17 companies, including Procter and Gamble, Gillette and Coca-Cola. These stocks did not meet our investment criteria. Their dividend yields were well below the average yield of the index, signaling to us that the stocks could have limited opportunity for future appreciation.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended November 30, 1998
At Net Asset Value
                                       12 months           Three Years
--------------------------------------------------------------------------------
Decatur Equity Income Fund A Class      +12.03%              +20.28%
Growth and Income Fund A Class          +12.70%              +20.83%
--------------------------------------------------------------------------------
Lipper Equity Income Fund Average       +10.66% (219 funds)  +18.52% (141 funds)
S&P 500/BARRA Value Index               +12.42%              +21.77%
Standard & Poor's 500 Index             +23.68%              +24.34%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of distributions. Complete Fund performance information for other Classes will vary and can be found on pages 8 and 9. The Standard & Poor's 500 is an unmanaged measure of large-capitalization U.S. growth stocks. The unmanaged S&P 500/BARRA Value Index measures the performance of S&P 500 stocks that meet BARRA International's definition of value stocks. Past performance does not guarantee future results.

for total
return
2

   Delaware's large-cap value strategy focuses on stocks that yield more than the average yield of the S&P 500. We see the potential benefits of our strategy as two-fold: a high yield may signal future appreciation potential and offer shareholders up-front income while they wait for potential price appreciation. We don't buy stocks only because they have a high yield; we must also believe they are poised to benefit from a catalyst that can unleash capital appreciation potential.

   The universe of stocks in which Decatur Equity Income Fund and Growth and Income Fund invest looks attractive to us for 1999. Dividend yields relative to the S&P 500 are near a 25-year high (see page 5.) On the following pages, John
B. Fields, senior portfolio manager, discusses his positive outlook for high yielding stocks and for the two Funds.

   We believe that recent volatility has signaled a resumption of stock returns more consistent with historical trends. Over the next few years, we think annual returns from stocks may range from 8% to 12%, still attractive compared to most investment alternatives available, but not 20% and upward as we have seen over the past few years. These more "normal" levels, in our opinion, will create opportunity for our large-cap value strategy.

Sincerely,

/s/ Jeffrey J. Nick
-------------------
Jeffrey J. Nick
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds


TOP HOLDINGS
DECATUR EQUITY INCOME FUND/GROWTH AND INCOME FUND
November 30, 1998

                                                           As a Percentage of Net Assets
                              Dividend                      Decatur Equity  Growth and
Company                       Yield        Industry           Income Fund   Income Fund
----------------------------------------------------------------------------------------
Bestfoods                      1.7 %      Processed Food          2.6%          3.0%
Pitney Bowes Corp.             1.6 %      Office Products         2.6%          2.9%
McGraw-Hill Cos.               1.7 %      Publishing              2.4%          2.8%
Kimberly-Clark                 1.9 %      Consumer Products       2.3%          2.6%
BankAmerica                    2.8 %      Financials              1.9%          2.5%
Union Camp                     2.8 %      Paper Products          2.1%          2.4%
Pharmacia & Upjohn             2.1 %      Pharmaceuticals         1.8%          2.3%
Chevron Corp.                  2.9 %      Energy                  1.9%          2.3%
American Home Products         1.7 %      Pharmaceuticals         2.0%          2.3%
American General Corp.         2.1 %      Insurance               1.9%          2.2%
Emerson Electric               2.0 %      Electronics             2.0%          2.2%
----------------------------------------------------------------------------------------
S&P 500 Index                  1.37%
----------------------------------------------------------------------------------------

Source: Bloomberg Business News. Holdings are listed in order of size as a percentage of net assets within Growth and Income Fund. Holdings are subject to change. See page 9 for each Fund's SEC yields.

                                                                       for total
                                                                          return
                                                                               3


PORTFOLIO MANAGER'S REVIEW
BY John B. Fields
Vice President, Senior Portfolio Manager
December 18, 1998

U.S. Stocks Recoup Summer Losses
The seemingly endless train of rising stock prices was derailed in mid-1998. The market's high on July 17 was short-lived. Companies began warning investors of lower than expected earnings and news of troubled global economies, including Russia and emerging markets in Latin America and Eastern Europe, worried investors. In the month of August, the stock market had lost almost 15% of its value.

   In September, the Federal Reserve's Open Market Committee began to reduce its target for short-term interest rates to help sustain growth. The Fed lowered the Federal Funds rate (the interest rate charged between banks for overnight loans) by a total of 75 basis points (0.75%) to 4.75%, through the end of November. Following the last rate cut on November 17, large-cap growth stocks rallied to a new all-time high.

   Among large-cap growth stocks, technology companies delivered strong performance. Consequently, the S&P 500's 17% technology weighting significantly boosted its performance. In contrast, neither Decatur Equity Income Fund nor Growth and Income Fund held positions in technology stocks. None met our dividend-yield expectations. We believe this is a primary reason why both Funds trailed the S&P 500 by 7% in October.

Portfolio Positioning
Earlier in this report, you read about the Funds' new names. We are striving to create a clearer distinction between the two funds. Though they both use the same core stock selection strategy, Growth and Income Fund puts slightly more emphasis on capital appreciation from stocks. Decatur Equity Income Fund focuses a bit more on current income by investing primarily in stocks but also in high-yield bonds (the Fund may invest up to a maximum of 15% of net assets in high-yield bonds). As of November 30, 1998, Growth and Income Fund had 98.01% of net assets in common stocks (short-term assets and liabilities made up the rest of the portfolio). Decatur Equity Income Fund allocated 84.33% to common stocks and 13.62% to high-yield bonds (preferred stock, other assets and liabilities accounted for the remainder). Because both Funds use the same stock selection strategy, the following discussion about our equity positioning applies to both.

positioning




STOCK PERFORMANCE BY MARKET SEGMENT
Year-To-Date Total Return Through November 30, 1998

S&P 500 Index               +21.60%
S&P 500/BARRA Value         +10.79%
S&P 500/BARRA Growth        +32.10%
S&P MidCap 400              + 6.27%
S&P Small Cap 600           - 7.23%

Source: Lipper Analytical Services.

for total
return
4

                                (photo of couple talking with financial advisor)

Pharmaceuticals Deliver Strong Performance
Through November 30, we had a higher percentage of our portfolios allocated to pharmaceutical companies than the S&P 500 had. Several drug stocks contributed positively to the Funds' fiscal 1998 performance. These included Pharmacia & Upjohn, a manufacturer of drugs used to treat infectious diseases, and Merck & Co., which we bought in May just as its dividend yield rose enough to meet our buy discipline. The stock appreciated 9.6% from $115 per share at the time of our purchase in May to $126 when we sold it in September. Though we typically hold stocks for a longer time period than Merck, we believed the declining dividend yield signaled the time to sell. (See page 7).

Bank Holdings Decreased, but Select Opportunities Remain
We have modestly reduced the portfolios' holdings of bank stocks by selectively taking profits in smaller banks, such as Summit Bancorp and Mercantile Bancorporation. With the mergers completed in the banking industry this year, we have seen market prices shifting in favor of banks that have already merged. In response, we've shifted our focus toward larger banks, such as BANKAMERICA and FIRST UNION, since we believe they now offer better opportunities for capital appreciation and income potential than small banks. Banks and insurance companies remain the largest sector allocation in both Funds.

Utilities Increased; Deregulation Seen as Benefit
In a highly unusual move for us, we added more utility stocks to the portfolios. Utilities traditionally offer yields above the S&P 500, but we generally have avoided them in the past because we didn't think they offered capital appreciation potential. Now, deregulation in the electric industry has, in our opinion, created a unique opportunity for meaningful stock returns. During the fiscal period we added Texas Utilities Company, currently yielding 5%, (close to the yield of the 30-Year U.S. Treasury bond) to the portfolios. The state of Texas is expected to enact legislation supporting retail electric utility competition next year, and we believe this will benefit Texas Utilities.


SECTOR ALLOCATION
                                   Decatur Equity
                                    Income Fund          Growth and Income
--------------------------------------------------------------------------------
Banks & Insurance                     16.3%                     19.0%
Energy                                 8.4%                     10.4%
Health Care & Pharmaceuticals          7.3%                      8.5%
Telecommunications                     7.4%                      8.5%
Automobiles & Auto Parts               2.8%                      3.6%
Food & Tabacco                         5.9%                      6.6%
Utilities                              4.5%                      5.1%
Chemicals                              4.5%                      5.2%
Electronics & Electrical               5.7%                      6.4%
Retail                                 3.3%                      3.8%
High-Yield Bonds                      13.6%
                                                                       for total
                                                                          return
                                                                               5


Economically Sensitive Sectors Disappoint
We slightly decreased the Funds' holdings in economically sensitive sectors, including basic industry, capital goods, and consumer durables. These stocks in general have not performed well versus the broad market. Our holdings in these sectors negatively affected our performance in fiscal 1998.

   On a positive note, the economically sensitive paper industry, in which we recently added International Paper to the portfolios, has recovered from a slowdown created earlier in the year by reduced demand for commodities. We believed consolidation trends would serve as a catalyst for appreciation in this sector, and though that took longer than we expected, our outlook in this area is quite positive.

HIGH-YIELD BONDS
For Decatur Equity Income Fund, high-yield bonds offered another element of diversification. During 1998, the Fund averaged a 14% allocation to bonds rated BB and B, the highest quality tiers of the high-yield market. These bonds are issued by companies whose ability to pay interest and repay principal is not as strong as companies with investment-grade ratings.

   During a period when stocks, in general, outperformed other asset classes, holding our bond position limited our return potential. However, we remain confident that we will earn the coupons (interest promised by the issuer) on these bonds as they mature. Such a high income stream would likely be a stabilizing force for Decatur Equity Income Fund in a volatile stock market.

(photo of computer keyboard)

Outlook
In the wake of the challenges equity investors encountered in 1998, we believe investors should pay closer attention to investment risk. A total return approach - that is, including investments that provide both capital appreciation and current income potential - can help investors manage such risk in their portfolio.

   Within the universe of high-yield stocks (see page 6), we are finding high quality, long-term investment candidates with well above-average dividend yields. We view this as an indicator of strong capital appreciation potential that may take shape over the next 12 to 18 months.

outlook


FOURTH QUINTILE DIVIDEND YIELD TO S&P 500

                                     S&P 500
Nov. '70                              137.4%
Nov. '71                              140.1%
Nov. '72                              139.5%
Nov. '73                              162.7%
Nov. '74                              151.3%
Nov. '75                              153.2%
Nov. '76                              138.5%
Nov. '77                              121.3%
Nov. '78                              123.5%
Nov. '79                              119.2%
Nov. '80                              134.2%
Nov. '81                              119.4%
Nov. '82                              117.8%
Nov. '83                              110.2%
Nov. '84                              116.0%
Nov. '85                              111.3%
Nov. '86                              108.6%
Nov. '87                              116.2%
Nov. '88                              119.6%
Nov. '89                              121.9%
Nov. '90                              126.6%
Nov. '91                              131.3%
Nov. '92                              129.7%
Nov. '93                              126.6%
Nov. '94                              122.3%
Nov. '95                              130.4%
Nov. '96                              126.0%
Nov. '97                              134.8%
Sep. '98                              157.3%


Fourth quintile yields relative to the yield of the S&P 500 are near a 25-year high. In our view, this signals strong capital appreciation potential ahead. (The fourth quintile category is described on page 6).

for total
return
6

   Historically, Delaware's large-cap, yield-oriented discipline has added the most value to the portfolios during periods of more "normal" stock returns. We anticipate a resumption of 8% to 12% stock returns going forward. Though past performance is not a guarantee of the future, we are optimistic about the return potential of our yield-oriented strategy.

DELAWARE'S LARGE-CAP VALUE STRATEGY

Dividend Yield As a Beacon of Value

Decatur Equity Income Fund and the Growth and Income Fund rely on the power of dividends to gauge stock selection. Not only can dividends contribute to total return, but we believe from our experience that they can also be an indicator of a stock's future value.

   By measuring a stock's dividend yield relative to the average dividend yield of the unmanaged Standard & Poor's 500 Index, we strive to uncover strong, well-managed companies whose underlying growth potential may not be fairly reflected in the stock's current price.

   We do not necessarily invest in the highest yielding stocks. After dividing the universe of dividend paying stocks into five categories ranked by yield, we typically select stocks that fall within the "high" category, as shown in the chart to the right. Though past performance doesn't guarantee future results, this category has historically provided the highest total return through greater dividend income. The return has been achieved without giving up potential for capital appreciation, the red bar, in the table below.


LONG-TERM RETURNS
OF DIVIDEND PAYING STOCK 1929 TO 1998

                                     Income        Capital Appreciation
                                     ------        --------------------
Lowest yield                         2.9%                 7.4%
Low yield                            4.1%                 6.9%
Mid yield                            4.9%                 7.1%
High yield                           5.9%                 7.4%
Highest yield                        7.7%                 3.5%

Source: Delaware Investments.

Yield As a Signal to Sell

After we buy a stock, we continue to monitor its dividend yield because we believe yield can also signal when to sell. Typically, when a stock's yield falls below the average of the S&P 500, we sell the stock. When a stock's price rises, the yield declines. Therefore, we see a lower yield as a sign that future appreciation potential is no longer attractive relative to possible risks.

   Of course, there are cases when we sell a stock with an above-average yield either because it declines in value or doesn't appreciate as much as we thought it would. That's why, in addition to following the yield-based sell discipline, we also closely monitor the company itself, looking for fundamental changes that may negatively affect the company's future potential. We can then put those assets to work in companies believed to have greater potential.

                                                                       for total
                                                                          return
                                                                               7

A Portfolio Success Story:
Drug Giant Merck & Co., Inc.

AS DRUG COMPANIES HAVE USED TELEVISION AND magazine ads to expand their marketing efforts from health care professionals to the general public, consumers have acquired a better knowledge of the products available to treat their ailments. Drugs like Propecia, the first and only oral tablet to treat male pattern hair loss, and Zocor, the most widely used cholesterol-lowering medicine in the world, are just a few of the now familiar drugs developed by Merck & Co.
   During the first nine months of 1998, Merck exceeded its sales volume for all of 1997. As of September 30, 1998, the company reported net income of $3.8 billion and sales growth of $19.4 billion. Sales growth in all of 1997 was $19.2 billion.
   From May 1998 when we bought Merck, through early September when we sold it, Merck's share price increased from $115 to $126 per share - a 9.6% profit. We bought the stock just as its dividend yield relative to the S&P 500 reached our buy requirement. As the chart below shows, we sold Merck when its dividend yield fell below that of the S&P 500.
   Though we believed the stock could still appreciate after we sold it - and it did, hitting an all-time high in November on news of the coming release of a new anti-inflammatory drug called Vioxx - our strict sell discipline forced us to take our profits and move on to other value opportunities.



MERCK & CO., INC.
STOCK PRICE AND YIELD RELATIVE TO THE S&P 500 INDEX

                  Relative Yield        High Price       Low Price
                  --------------        ----------       ---------
Dec.'93               1.205%             $ 35.63          $ 32.38
Jan.'94               1.171%             $ 38.00          $ 34.38
Feb.'94               1.272%             $ 36.75          $ 31.75
Mar.'94               1.346%             $ 32.50          $ 28.75
Apr.'94               1.363%             $ 31.25          $ 28.13
May '94               1.344%             $ 32.25          $ 39.50
Jun.'94               1.315%             $ 31.88          $ 29.63
Jul.'94               1.387%             $ 30.38          $ 29.00
Aug.'94               1.262%             $ 34.63          $ 29.25
Sep.'94               1.184%             $ 36.13          $ 33.25
Oct.'94               1.199%             $ 37.25          $ 34.00
Nov.'94               1.130%             $ 38.00          $ 34.75
Dec.'94               1.098%             $ 39.50          $ 36.63
Jan.'95               1.126%             $ 40.38          $ 36.38
Feb.'95               1.067%             $ 42.75          $ 39.50
Mar.'95               1.099%             $ 45.13          $ 41.13
Apr.'95               1.124%             $ 43.88          $ 41.50
May '95               1.089%             $ 47.25          $ 41.25
Jun.'95               1.057%             $ 50.63          $ 46.63
Jul.'95               1.043%             $ 51.88          $ 46.63
Aug.'95               1.055%             $ 52.38          $ 48.75
Sep.'95               0.996%             $ 57.88          $ 49.88
Oct.'95               0.964%             $ 61.38          $ 56.50
Nov.'95               0.092%             $ 62.63          $ 55.63
Dec.'95               0.908%             $ 67.25          $ 61.25
Jan.'96               0.908%             $ 70.38          $ 61.00
Feb.'96               0.973%             $ 71.38          $ 64.50
Mar.'96               1.030%             $ 69.00          $ 60.50
Apr.'96               1.130%             $ 64.50          $ 57.38
May '96               1.071%             $ 65.38          $ 56.50
Jun.'96               1.071%             $ 66.13          $ 63.25
Jul.'96               1.071%             $ 66.88          $ 61.13
Aug.'96               1.073%             $ 69.88          $ 64.19
Sep.'96               1.054%             $ 70.88          $ 64.13
Oct.'96               1.055%             $ 76.38          $ 69.13
Nov.'96               1.005%             $ 84.25          $ 73.63
Dec.'96               1.020%             $ 83.88          $ 75.25
Jan.'97               0.975%             $ 92.63          $ 78.00
Feb.'97               0.964%             $ 99.88          $ 89.00
Mar.'97               0.980%             $ 95.50          $ 83.75
Apr.'97               0.995%             $ 91.88          $ 80.38
May '97               1.071%             $ 94.63          $ 88.75
Jun.'97               0.983%             $104.75          $ 89.00
Jul.'97               1.029%             $108.19          $ 98.13
Aug.'97               1.107%             $104.44          $ 90.75
Sep.'97               1.065%             $104.63          $ 90.88
Oct.'97               1.198%             $103.50          $ 82.00
Nov.'97               1.178%             $ 95.19          $ 85.31
Dec.'97               1.064%             $107.88          $ 94.75
Jan.'98               1.018%             $119.00          $101.38
Feb.'98               1.000%             $130.88          $112.50
Mar.'98               1.047%             $132.81          $123.69
Apr.'98               1.195%             $133.00          $111.50
May '98               1.172%             $121.56          $114.38
Jun.'98               1.075%             $134.25          $111.50
Jul.'98               1.199%             $139.13          $120.81
Aug.'98               1.069%             $135.06          $115.06
Sep.'98               1.045%             $138.69          $115.00
Oct.'98               1.088%             $136.75          $121.63
Nov.'98               1.007%             $160.00          $134.50
for total
return
8

PERFORMANCE SUMMARY


DECATUR EQUITY FUND
GROWTH AND INCOME FUND
----------------------
Growth of a $10,000 Investment
December 1, 1988 to November 30, 1998

                     Decatur Equity Income      Growth and Income     S & P 500
                        Fund A Class               Fund A Class         INDEX
                     ---------------------      -----------------     ---------
Nov.'88                   $ 9,425                    $ 9,425          $10,000
Nov.'89                   $11,295                    $11,661          $13,084
Nov.'90                   $ 9,935                    $10,864          $12,630
Nov.'91                   $11,471                    $12,378          $15,199
Nov.'92                   $13,139                    $14,126          $18,007
Nov.'93                   $15,222                    $16,208          $19,826
Nov.'94                   $15,134                    $16,200          $20,033
Nov.'95                   $19,829                    $21,819          $27,442
Nov.'96                   $24,681                    $27,250          $35,087
Nov.'97                   $30,797                    $34,151          $45,092
Nov.'98                   $34,506                    $38,471          $55,707


The chart above assumes a $10,000 investment in each Fund and the unmanaged S&P 500 Index of medium and large capitalization stocks. Investments in A Class shares include the effect of a 5.75% front-end sales charge and reinvestment of distributions. Performance of the Funds' other classes vary due to differing charges and expenses as shown below and on page 9. Past performance does not guarantee future results. On November 2, 1998, the maximum sales charge on A Class shares was raised from 4.75% to 5.75% for investments of less than $50,000.


DECATUR EQUITY INCOME FUND
--------------------------
Average Annual Returns Through November 30, 1998

                                  Lifetime   Ten Years  Five Years     One Year
--------------------------------------------------------------------------------
A Class (Est. 3/18/57)
   Excluding Sales Charge          12.60%      13.86%       17.78%      12.03%
   Including Sales Charge          12.44%      13.18%       16.40%       5.58%
--------------------------------------------------------------------------------
B Class (Est. 9/6/94)
   Excluding Sales Charge          18.98%                               11.14%
   Including Sales Charge          18.71%                                6.39%
--------------------------------------------------------------------------------
C Class (Est. 11/29/95)
   Excluding Sales Charge          19.23%                               11.14%
   Including Sales Charge          19.23%                               10.19%
                                                                       for total
                                                                          return
                                                                               9



GROWTH AND INCOME FUND
----------------------
Average Annual Returns Through November 30, 1998

                                   Lifetime   Ten Years   Five Years    One Year
--------------------------------------------------------------------------------
A Class (Est. 8/27/86)
   Excluding Sales Charge           14.42%      15.11%       18.88%      12.70%
   Including Sales Charge           13.87%      14.43%       17.48%       6.24%
--------------------------------------------------------------------------------
B Class (Est. 9/6/94)
   Excluding Sales Charge           20.29%                               11.92%
   Including Sales Charge           20.03%                                6.95%
--------------------------------------------------------------------------------
C Class (Est. 11/29/95)
   Excluding Sales Charge           19.98%                               12.00%
   Including Sales Charge           19.98%                               11.01%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. B and C Class results excluding sales charge assumes either that contingent sales charges did not apply or the investment was not redeemed.
Past performance does not guarantee future results.

A Class shares have a 5.75% maximum front-end sales charge and a 0.25% 12b-1 fee (for Growth and Income Fund since inception; for Decatur Equity Income Fund since May 1, 1994).
B Class shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
C Class shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

SEC 30-day yields for A, B, C and Institutional Class shares were 2.60%, 2.04%, 2.04% and 3.01%, respectively for Decatur Equity Income Fund and 1.42%, 0.82%, 0.82% and 1.79%, respectively for Growth and Income Fund as of November 30, 1998.

Average Annual Institutional Class Returns Through November 30, 1998

                                             Lifetime    10 Years    Five Years   One Year
Decatur Equity Income Fund (Est. 3/18/57)*    12.62%      13.94%       17.96%      12.25%
Growth and Income Fund (Est. 8/27/86)*        14.56%      15.29%       19.22%      13.07%

The Institutional Class shares are available without sales charge or asset-based distribution charges only to certain eligible institutional accounts.

* Institutional Class performance prior to 1/31/94 and 7/26/93 for Decatur Equity Income Fund and Growth and Income Fund, respectively, is based on A Class performance, adjusted to eliminate the sales charges, but not the Class A asset-based distribution charge.

for total
return
 10

FOUR DECADES OF PERFORMANCE
DECATUR EQUITY INCOME FUND'S
LIFETIME PERFORMANCE

Growth of a $100,000 Investment
March 18, 1957-November 30, 1998


            Decatur Equity Income                           U.S. Consumer
                Fund A Class          S&P 500 Index     Price Index (Inflation)
            ---------------------     -------------     -----------------------
Mar.'57         $    96,288            $   100,000             $100,000(1)
Nov.'57         $    86,631            $    97,300             $102,323
Nov.'58         $   114,844            $   127,169             $104,193
Nov.'59         $   130,203            $   145,744             $105,674
Nov.'60         $   130,958            $   143,810             $107,224(2)
Nov.'61         $   158,997            $   190,050             $107,943(3)
Nov.'62         $   155,871            $   171,590             $109,385
Nov.'63         $   177,748            $   208,260             $110,824(4)
Nov.'64         $   220,711            $   247,331             $112,266
Nov.'65         $   256,706            $   276,517             $114,186
Nov.'66         $   239,495            $   251,197             $118,271(5)
Nov.'67         $   312,785            $   303,084             $121,633
Nov.'68         $   422,415            $   360,396             $127,394
Nov.'69         $   362,060            $   322,105             $134,719(6)
Nov.'70         $   367,192            $   311,066             $142,285
Nov.'71         $   422,481            $   346,084             $147,208(7)
Nov.'72         $   486,916            $   442,030             $152,372
Nov.'73         $   401,747            $   374,584             $165,216
Nov.'74         $   369,110            $   285,248             $185,271(8)
Nov.'75         $   479,719            $   388,553             $198,839
Nov.'76         $   636,920            $   451,260             $208,684


A dollar invested in Decatur Equity Income Fund at inception 41 years ago would have grown to more than $135 as of November 30, 1998, with distributions reinvested. Source: CDA Weisenberger.

(1) Decatur Income Fund first offered on March 18, 1957
(2) Dow Jones Industrial Average at 597
(3) Berlin Wall Built
(4) Kennedy Assassinated
(5) Vietnam War Escalates
(6) First Man on the Moon
(7) Wage and Price Controls
(8) Steepest Market Decline in Four Decades
for total
return
11


            Decatur Equity Income                           U.S. Consumer
                Fund A Class          S&P 500 Index     Price Index (Inflation)
            ---------------------     -------------     -----------------------
Nov.'77         $   678,022            $   438,104          $222,611
Nov.'78         $   690,338            $   460,988          $242,544
Nov.'79         $   845,143            $   545,148          $273,163
Nov.'80         $ 1,099,663            $   760,521          $307,623(1)
Nov.'81         $ 1,178,823            $   719,485          $337,042
Nov.'82         $ 1,424,730            $   835,991          $352,530(2)
Nov.'83         $ 1,800,422            $ 1,049,787          $363,940
Nov.'84         $ 1,898,486            $ 1,081,322          $378,586
Nov.'85         $ 2,395,958            $ 1,394,464          $392,154
Nov.'86         $ 3,097,369            $ 1,780,261          $397,199(3)
Nov.'87         $ 2,958,646            $ 1,696,831          $415,211(4)
Nov.'88         $ 3,704,315            $ 2,092,647          $432,594
Nov.'89         $ 4,439,186            $ 2,738,075          $452,728
Nov.'90         $ 3,904,504            $ 2,643,112          $481,136(5)
Nov.'91         $ 4,508,271            $ 3,180,725          $495,519
Nov.'92         $ 5,164,044            $ 3,768,268          $510,626(6)
Nov.'93         $ 5,982,402            $ 4,148,825          $524,287
Nov.'94         $ 5,948,107            $ 4,192,281          $538,315(7)
Nov.'95         $ 7,793,133            $ 5,742,584          $552,145
Nov.'96         $ 9,700,208            $ 7,342,532          $570,319(8)
Nov.'97         $12,103,885            $ 9,436,238          $580,747(9)
Nov.'98         $13,560,084            $11,668,742          $590,461(10)



AVERAGE ANNUAL RETURNS SINCE MARCH 18, 1957
-------------------------------------------

Decatur Equity Income Fund A Class                            +12.60%
---------------------------------------------------------------------
S&P 500 Index                                                 +12.21%
Consumer Price Index (Inflation)                              + 4.34%
---------------------------------------------------------------------
Includes reinvestment of distributions. Performance also includes the impact of the 3.75% sales charge applicable to a $100,000 investment. Decatur Equity Income Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. Performance of other classes of the Fund will vary due to differing charges and expenses. See pages 8 and 9 for complete performance information.

(1)  Dow at 993
     Interest Rates at All-Time Highs
(2)  Start of Great Bull Market of the 80s
(3)  Dow Nears 2000
(4)  Sharpest One-Day Decline in Market History
(5)  Persian Gulf Crises
     Worldwide Recession
(6)  Break up of Soviet Union
(7)  Fed Begins Raising Short-Term Interest Rates
(8)  Dow Reaches 6500
(9)  Dow Surpasses 8000
(10) Global Crisis

12 for total return

Financial Statements

DELAWARE GROUP EQUITY FUNDS II, INC. -
DECATUR INCOME FUND+
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
                                                        ----------- ------------
COMMON STOCK - 84.33%
AEROSPACE & DEFENSE - 1.07%
Lockheed Martin ......................................    247,900   $ 25,719,625
                                                                    ------------
                                                                      25,719,625
                                                                    ------------
AUTOMOBILES & AUTOMOTIVE PARTS - 2.80%
Ford Motor ...........................................    692,800     38,277,200
General Motors .......................................    414,400     29,008,000
                                                                    ------------
                                                                      67,285,200
                                                                    ------------
BANKING, FINANCE & INSURANCE - 16.31%
American General .....................................    650,100     45,791,418
Aon ..................................................    476,850     27,478,481
Bank One .............................................    855,360     43,890,660
BankAmerica ..........................................    693,382     45,199,839
BankBoston ...........................................    622,400     25,907,400
Chubb ................................................    325,600     22,812,350
First Union ..........................................    693,768     42,146,406
Mellon Bank ..........................................    565,700     35,603,743
Mercantile Bancorporation ............................      7,150        315,047
SAFECO ...............................................    161,500      6,939,453
St. Paul .............................................    987,300     34,802,325
Summit Bancorp .......................................    640,900     26,797,631
Wells Fargo ..........................................    965,100     34,743,600
                                                                    ------------
                                                                     392,428,353
                                                                    ------------
CABLE, MEDIA & PUBLISHING - 2.44%
McGraw-Hill ..........................................    657,000     58,801,500
                                                                    ------------
                                                                      58,801,500
                                                                    ------------
CHEMICALS - 4.51%
DuPont(E.I.)deNemours ................................    707,400     41,559,750
Imperial Chemical ADR ................................  1,123,900     42,567,713
PPG Industries .......................................    397,000     24,291,437
                                                                    ------------
                                                                     108,418,900
                                                                    ------------
CONSUMER PRODUCTS - 2.28%
Kimberly-Clark .......................................  1,042,100     54,840,513
                                                                    ------------
                                                                      54,840,513
                                                                    ------------
ELECTRONICS & ELECTRICAL EQUIPMENT - 5.69%
Cooper Industries ....................................    800,200     39,309,825
Emerson Electric .....................................    756,700     49,185,500
Thomas & Betts .......................................    537,900     23,297,793
Xerox ................................................    232,300     24,972,250
                                                                    ------------
                                                                     136,765,368
                                                                    ------------
ENERGY - 8.43%
British Petroleum ADR ................................    340,533     31,371,602
Chevron ..............................................    539,500     45,115,687
Mobil ................................................    314,400     27,097,350
Royal Dutch Petroleum ................................    644,700     30,300,900
Texaco ...............................................    310,500     17,873,156

                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
                                                        ----------- ------------
COMMON STOCK (CONTINUED)
ENERGY (CONTINUED)

USX-Marathon Group ..................................     466,700  $  13,242,613
Williams ............................................   1,308,900     37,712,681
                                                                    ------------
                                                                     202,713,989
                                                                    ------------
ENVIRONMENTAL SERVICES - 1.10%
Browning Ferris .....................................     904,900     26,694,550
                                                                    ------------
                                                                      26,694,550
                                                                    ------------
FOOD, BEVERAGE & TOBACCO - 5.94%
Bestfoods ...........................................   1,087,500     63,210,938
Fortune Brands ......................................   1,169,000     39,819,063
Heinz (H.J.) ........................................     682,050     39,772,040
                                                                    ------------
                                                                     142,802,041
                                                                    ------------
HEALTHCARE & PHARMACEUTICALS - 7.27%
American Home Products ..............................     910,300     48,473,475
Baxter International ................................     689,200     43,807,275
Glaxo Wellcome ADR ..................................     603,200     38,303,200
Pharmacia & Upjohn ..................................     852,500     44,383,281
                                                                    ------------
                                                                     174,967,231
                                                                    ------------
METALS & MINING - 2.06%
Allegheny Teledyne ..................................     935,800     19,242,387
Aluminum Company of America .........................     407,400     30,198,525
                                                                    ------------
                                                                      49,440,912
                                                                    ------------
PAPER & FOREST PRODUCTS - 2.08%
Union Camp ..........................................     773,100     50,009,906
                                                                    ------------
                                                                      50,009,906
                                                                    ------------
RETAIL - 3.29%
May Department Stores ...............................     647,100     39,028,218
Penney (J.C.) .......................................     730,500     40,177,500
                                                                    ------------
                                                                      79,205,718
                                                                    ------------
TELECOMMUNICATIONS - 7.36%
Ameritech ...........................................     752,000     40,702,000
Bell Atlantic .......................................     609,100     33,881,188
Cable & Wireless ADR ................................     604,900     22,834,975
Frontier ............................................   1,305,900     39,340,238
GTE .................................................     650,700     40,343,400
                                                                    ------------
                                                                     177,101,801
                                                                    ------------
TRANSPORTATION & SHIPPING - 1.49%
British Airways ADR .................................     513,700     35,766,363
                                                                    ------------
                                                                      35,766,363
                                                                    ------------
UTILITIES - 4.46%
Dominion Resources ..................................     919,400     42,464,788
Southern ............................................     818,200     24,136,900
Texas Utilities .....................................     913,900     40,725,669
                                                                    ------------
                                                                     107,327,357
                                                                    ------------
----------------------
+ Effective January 28, 1999, Decatur Income Fund has been renamed Decatur
  Equity Income Fund.

                                                             for total return 13

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
                                                        ----------- ------------
COMMON STOCK (CONTINUED)
MISCELLANEOUS - 5.75%
Deere & Co. ........................................      849,900  $  29,693,381
Pitney Bowes .......................................    1,100,500     61,628,000
Tenneco ............................................    1,316,800     46,911,000
                                                                  --------------
                                                                     138,232,381
                                                                  --------------
Total Common Stock (cost $1,811,050,646) ...........               2,028,521,708
                                                                  --------------

PREFERRED STOCK - 0.19%
Granite Broadcasting 12.75% 4/1/09 .................        5,533      4,592,028
                                                                  --------------
Total Preferred Stock (cost $4,859,296) ............                   4,592,028
                                                                  --------------

WARRANTS - 0.00%
American Banknote Warrant ..........................          500          5,000
                                                                  --------------
Total Warrants (cost $5,038) .......................                       5,000
                                                                  --------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                      ------------
CORPORATE BONDS - 13.62%
AEROSPACE & DEFENSE - 0.64%
DeCrane Aircraft nts 12.00% 9/30/08 ................   $6,000,000      6,090,000
DERLAN Manufacturing sr nts 10.00% 1/15/07 .........    2,800,000      2,352,000
K & F Industries sr sub nts 9.25% 10/15/07 .........    1,000,000      1,008,750
Roller Bearing Company of America
   unsec sr sub nts 9.625% 6/15/07 .................    4,000,000      3,850,000
Sequa sr sub nts 9.375% 12/15/03 ...................    2,000,000      2,040,000
                                                                  --------------
                                                                      15,340,750
                                                                  --------------
AUTOMOBILES & AUTOMOTIVE PARTS - 0.29%
JPS Automotive Products sr nts
   11.125% 6/15/01 .................................    2,000,000      2,190,000
Motors and Gears sr nts 10.75% 11/15/06 ............    2,000,000      2,070,000
Venture Holdings Trust sr sub nts
   9.75% 4/1/04 ....................................    2,800,000      2,744,000
                                                                  --------------
                                                                       7,004,000
                                                                  --------------
BANKING, FINANCE & INSURANCE - 0.15%
American Banknote units 11.25% 12/1/07 .............      500,000        380,000
DVI sr nts 9.875% 2/1/04 ...........................    2,785,000      2,701,450
Olympic Financial units 11.50% 3/15/07 .............      650,000        617,500
                                                                  --------------
                                                                       3,698,950
                                                                  --------------
BUILDINGS & MATERIALS - 0.57%
American Builders and Contractors sr unsec sub nts
   10.625% 5/15/07 .................................    2,225,000      2,124,875
American Standard sr nts 10.875% 5/15/99 ...........    2,750,000      2,815,313
Collins & Aikman Floorcovers sr sub nts
   10.00% 1/15/07 ..................................    3,000,000      3,150,000
Maxim Group sr nts 9.25% 10/15/07 ..................    2,500,000      2,503,125
Wesco Distribution sr sub nts 9.125% 6/1/08 ........    3,000,000      3,045,000
                                                                  --------------
                                                                      13,638,313
                                                                  --------------
CABLE, MEDIA & PUBLISHING - 0.58%
American Lawyer Media sr nts 9.75% 12/15/07 ........      575,000        603,750
CBS Radio sub debs 11.375% 1/15/09 .................       68,100         80,358
Hollinger International Publishing sr sub nts
   9.25% 3/15/07 ...................................    2,000,000      2,122,500
Level 3 Communications sr nts 9.125% 5/1/08 ........    3,000,000      3,003,750
Muzak LP/Muzak Capital unsec sr nts
   10.00% 10/1/03 ..................................      180,000        185,400

                                                         PRINCIPAL     MARKET
                                                           AMOUNT      VALUE
                                                        ----------- ------------
CORPORATE BONDS (CONTINUED)
CABLE, MEDIA & PUBLISHING (CONTINUED)
Outdoor Communications sr sub nts
   9.25% 8/15/07 ...................................   $1,525,000    $ 1,616,500
Rogers Cablesystems sr sub nts
   11.00% 12/1/15 ..................................      840,000        984,900
Telewest Communications sr debs
   9.625% 10/1/06 ..................................    3,000,000      3,150,000
Von Hoffman Press sr sub nts 10.375% 5/15/07 .......    2,100,000      2,163,000
                                                                    ------------
                                                                      13,910,158
                                                                    ------------
CHEMICALS - 0.59%
BPC Holding sr nts 12.50% 6/15/06 ..................    2,000,000      2,095,000
Envirodyne sr nts 10.25% 12/1/01 ...................    5,000,000      4,725,000
Huntsman sr sub nts 9.50% 7/1/07 ...................    2,000,000      2,002,500
Octel Developments sr nts 10.00% 5/1/06 ............    2,000,000      2,090,000
Sterling Chemicals sr sub nts 11.25% 4/1/07 ........    2,000,000      1,670,000
Sterling Chemicals sr sub nts 11.75% 8/15/06 .......    1,950,000      1,677,000
                                                                    ------------
                                                                      14,259,500
                                                                    ------------
COMPUTERS & TECHNOLOGY - 0.21%
Axiom Transaction Solutions unsec sr sub nts
   9.75% 10/1/07 ...................................    5,225,000      4,937,625
                                                                    ------------
                                                                       4,937,625
                                                                    ------------
CONSUMER PRODUCTS - 0.04%
Fedders North America sr sub nts
   9.375% 8/15/07 ..................................    1,000,000      1,005,000
                                                                    ------------
                                                                       1,005,000
                                                                    ------------
ELECTRONICS & ELECTRICAL EQUIPMENT - 0.24%
Fairchild Semiconductor sr sub nts
   10.125% 3/15/07 .................................    2,130,000      2,119,350
HCC Industries sr sub nts 10.75% 5/15/07 ...........    2,925,000      2,837,250
Phase Metrics sr nts 10.75% 2/1/05 .................    1,000,000        710,000
                                                                    ------------
                                                                       5,666,600
                                                                    ------------
ENERGY - 1.00%
Canadian Forest Oil Limited unsec sr sub nts
   8.75% 9/15/07 ...................................    6,500,000      6,402,500
Chesapeake Energy unsec sr sub nts
   9.625% 5/1/05 ...................................    1,000,000        920,000
Chiles Offshore sr nts 10.00% 5/1/08 ...............    4,000,000      3,460,000
Costilla Energy sr nts 10.25% 10/1/06 ..............    4,440,000      3,885,000
First Wave Marine sr nts 11.00% 2/1/08 .............      500,000        470,000
Grant Geophysical sr nts 9.75% 2/15/08 .............    2,000,000      1,520,000
P & L Coal Holdings sr sub nts
   9.625% 5/15/08 ..................................    4,000,000      4,120,000
Panaco unsec sr sub nts 10.625% 10/1/04 ............    2,750,000      2,340,937
Transamerican Energy sr nts 11.50% 6/15/02 .........    2,000,000        820,000
                                                                    ------------
                                                                      23,938,437
                                                                    ------------
FOOD, BEVERAGE & TOBACCO - 0.89%
Ameriserv Food Distributors sr nts
   8.875% 10/15/06 .................................    5,500,000      5,225,000
Aurora Foods sr sub nts 9.875% 2/15/07 .............    1,200,000      1,308,000
Community Distributors unsec sr nts
   10.25% 10/15/04 .................................    2,000,000      1,945,000
Core-Mark International sr sub nts
   11.375% 9/15/03 .................................      400,000        409,000
Cott sr nts 8.50% 5/1/07 ...........................    3,000,000      2,808,750
Delta Beverage Group sr nts 9.75% 12/15/03 .........    4,500,000      4,736,250

14 for total return

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------- ------------
CORPORATE BONDS (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
DiGiorgio sr nts 10.00% 6/15/07 ....................   $2,000,000    $ 1,920,000
International Home Foods sr sub nts
   10.375% 11/1/06 .................................    2,755,000      2,975,400
                                                                    ------------
                                                                      21,327,400
                                                                    ------------
HEALTHCARE & PHARMACEUTICALS - 0.20%
Kinetic Concepts sr sub nts 9.625% 11/1/07 .........    3,500,000      3,495,625
Paracelsus Healthcare sr sub nts
   10.00% 8/15/06 ..................................    1,455,000      1,340,419
                                                                    ------------
                                                                       4,836,044
                                                                    ------------
INDUSTRIAL MACHINERY - 0.25%
Interlake sr nts 12.125% 3/1/02 ....................    1,200,000      1,212,000
Outboard Marine sr nts 10.75% 6/1/08 ...............    3,000,000      2,970,000
Spinnaker Industries sr nts 10.75% 10/15/06 ........    2,000,000      1,740,000
                                                                    ------------
                                                                       5,922,000
                                                                    ------------
LEISURE, LODGING & ENTERTAINMENT - 1.95%
AFC Enterprises sr sub nts 10.25% 5/15/07 ..........    1,450,000      1,511,625
Alliance Gaming sr sub nts 10.00% 8/1/07 ...........    6,500,000      5,850,000
AMC Entertainment sr sub nts 9.50% 3/15/09 .........    3,900,000      4,017,000
Bally Total Fitness Holdings sr sub nts
   9.875% 10/15/07 .................................    5,000,000      4,962,500
Bell Sports sr sub nts 11.00% 8/15/08 ..............    4,000,000      4,120,000
Cinemark USA sr sub nts 9.625% 8/1/08 ..............    7,000,000      7,367,500
Eldorado Resorts sr sub nts 10.50% 8/15/06 .........    2,000,000      2,090,000
Regal Cinemas sr sub nts 9.50% 6/1/08 ..............    4,000,000      4,210,000
Riddell Sports sr unsec sub nts 10.50% 7/15/07 .....    3,279,000      3,131,445
Town Sports International unsec sr nts
   9.75% 10/15/04 ..................................    3,000,000      2,962,500
Trump-Atlantic City 1st mtg nts 11.25% 5/1/06 ......    1,900,000      1,795,500
United Artists Theatre sr sub nts 9.75% 4/15/08 ....    5,000,000      4,912,500
                                                                    ------------
                                                                      46,930,570
                                                                    ------------
METALS & MINING - 0.80%
Anker Coal Group sr nts 9.75% 10/1/07 ..............    2,000,000      1,100,000
Centaur Mining & Exploration nts
   11.00% 12/1/07 ..................................    5,000,000      4,575,000
Commonwealth Aluminum sr sub nts
   10.75% 10/1/06 ..................................    1,000,000      1,010,000
Continental Resources sr sub nts 10.25% 8/1/08 .....    1,000,000        860,000
Great Lakes Carbon unsec sr sub nts
   10.25% 5/15/08 ..................................    1,600,000      1,620,000
Republic Engineered Steel mtg
   9.875% 12/15/01 .................................    6,000,000      6,135,000
Schuff Steel unsec sr nts 10.50% 6/1/08 ............    2,025,000      1,802,250
Weirton Steel sr nts 11.375% 7/1/04 ................    1,500,000      1,455,000
WHX sr nts 10.50% 4/15/05 ..........................      750,000        723,750
                                                                    ------------
                                                                      19,281,000
                                                                    ------------
PACKAGING & CONTAINERS - 0.37%
Huntsman Packaging sr sub nts
   9.125% 10/1/07 ..................................    3,325,000      3,325,000
Riverwood International unsec sr nts
   10.25% 4/1/06 ...................................    1,000,000      1,010,000
Riverwood International unsec sr sub nts
   10.875% 4/1/08 ..................................      650,000        617,500
Stone Container sr nts 10.75 10/1/02 ...............    3,785,000      3,936,400
                                                                    ------------
                                                                       8,888,900
                                                                    ------------

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------- ------------
CORPORATE BONDS (CONTINUED)
PAPER & FOREST PRODUCTS - 0.32%
CEX Holdings sr sub nts 9.625% 6/1/08 ..............   $5,000,000    $ 4,800,000
Doman Industries Limited sr nts
   8.75% 3/15/04 ...................................    3,120,000      2,659,800
Four M sr nts 12.00% 6/1/06 ........................      450,000        310,500
                                                                    ------------
                                                                       7,770,300
                                                                    ------------
REAL ESTATE - 0.26%
Engle Homes sr nts 9.25% 2/1/08 ....................      700,000        696,500
HMH Properties sr sec nts
   7.875% 8/1/08 ...................................    5,700,000      5,707,125
                                                                    ------------
                                                                       6,403,625
                                                                    ------------
RETAIL - 0.80%
Advance Stores sr sub nts 10.25% 4/15/08 ...........      500,000        515,000
Amscan Holdings sr sub nts 9.875% 12/15/07 .........      650,000        611,000
Cole National Group sr sub nts
   9.875% 12/31/06 .................................    2,500,000      2,675,000
Fleming sr nts 10.625% 12/15/01 ....................    5,000,000      5,150,000
Fleming sr sub nts 10.50% 12/1/04 ..................    1,000,000      1,010,000
Frank's Nursery and Crafts sr sub nts
   10.25% 3/1/08 ...................................      500,000        495,000
Petro Shopping Centers sr nts 10.50% 2/1/07 ........    1,000,000      1,050,000
Shoppers Food Warehouse sr nts
   9.75% 6/15/04 ...................................    2,000,000      2,170,000
Wilsons The Leather Expert sr nts
   11.25% 8/15/04 ..................................    1,500,000      1,515,000
US Office Products sr sub nts 9.75% 6/15/08 ........    5,400,000      3,996,000
                                                                    ------------
                                                                      19,187,000
                                                                    ------------
TELECOMMUNICATIONS - 0.60%
BTI Telecom sr nts 10.50% 9/15/07 ..................      650,000        539,500
Global Crossing Holdings Limited sr nts
   9.625% 5/15/08 ..................................    5,400,000      5,818,500
Intermedia Communication sr nts
   8.60% 6/1/08 ....................................    5,000,000      4,900,000
JACOR Communications unsec sr sub nts
   9.75% 12/15/06 ..................................      775,000        858,312
Paging Network sr sub nts
   10.125% 8/1/07 ..................................    1,085,000      1,128,400
Rogers Communications sr nts
   8.875% 7/15/07 ..................................    1,165,000      1,205,775
                                                                    ------------
                                                                      14,450,487
                                                                    ------------
TEXTILES, APPAREL & FURNITURE - 0.21%
Anvil Knitwear sr nts 10.875% 3/15/07 ..............      450,000        383,063
GFSI sr sub nts 9.625% 3/1/07 ......................    1,100,000      1,035,375
Ntex sr nts 11.50% 6/1/06 ..........................    2,000,000      1,920,000
Synthetic Industries sr sub nts 9.25% 2/15/07 ......    1,750,000      1,806,875
                                                                    ------------
                                                                       5,145,313
                                                                    ------------
TRANSPORTATION & SHIPPING - 0.49%
Alpha Shipping sr nts 9.50% 2/15/08 ................    1,000,000        540,000
American Commercial Lines nts
   10.25% 6/30/08 ..................................    1,375,000      1,409,375
Atlantic Express sr sec nts 10.75% 2/1/04 ..........      900,000        911,250
Blue Bird Body sr nts 10.75% 11/15/06 ..............    2,700,000      2,851,875
MC Shipping sr nts 11.25% 3/1/08 ...................    1,500,000      1,065,000
Navigator Gas Transport units 12.00% 6/30/07 .......    1,250,000      1,350,000
Stena Line AB sr nts 10.625% 6/1/08 ................    4,050,000      3,685,500
                                                                    ------------
                                                                      11,813,000
                                                                    ------------
                                                             for total return 15

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------- ------------
CORPORATE BONDS (CONTINUED)
UTILITIES - 0.49%
AES sr sub nts 10.25% 7/15/06 ......................   $3,000,000   $  3,217,500
Calpine
   sr nts 8.75% 7/15/07 ............................    4,000,000      4,190,000
   sr nts 10.50% 5/15/06 ...........................    2,000,000      2,160,000
Midland Funding II sr sub debs 11.75% 7/23/05 ......    2,000,000      2,302,500
                                                                    ------------
                                                                      11,870,000
                                                                    ------------
MISCELLANEOUS - 1.68%
ATC Group Services sr sub nts 12.00% 1/15/08 .......      500,000        150,000
Dyncorp sr sub nts 9.50% 3/1/07 ....................    1,000,000        993,750
EV International sr sub nts 11.00% 3/15/07 .........    2,000,000      1,720,000
Geologistics unsec sub nts 9.75% 10/15/07 ..........    4,000,000      3,785,000
Graphic Controls sr sub nts 12.00% 9/15/05 .........    2,500,000      2,875,000
HDA Parts System sr sub nts 12.00% 8/1/05 ..........    3,000,000      2,760,000
Knoll sr sub nts 10.875% 3/15/06 ...................    1,298,000      1,431,045
Loomis Fargo sr sub nts 10.00% 1/15/04 .............    7,695,000      7,464,150
MSX International sr sub nts 11.375% 1/15/08 .......      500,000        502,500
MTL sr sub nts 10.00% 6/15/06 ......................    2,500,000      2,493,750
Neff sr sub nts 10.25% 6/1/08 ......................    4,000,000      3,645,000
Norton McNaught unsec sr sub nts
   12.50% 6/1/05 ...................................    1,000,000        977,500
Pierce Leahy sr sub nts 9.125% 7/15/07 .............    2,000,000      2,120,000
Pueblo Xtra International sr nts 9.50% 8/1/03 ......      950,000        926,250
Rayovac sr sub nts 10.25% 11/1/06 ..................    3,252,000      3,422,730
Renters Choice sr sub nts 11.00% 8/15/08 ...........    5,000,000      5,100,000
                                                                    ------------
                                                                      40,366,675
                                                                    ------------
Total Corporate Bonds (cost $335,159,549) ..........                 327,591,647
                                                                    ------------

REPURCHASE AGREEMENTS - 2.07%
With Chase Manhattan 5.25% 12/1/98
   (dated 11/30/98, collateralized by
   $10,887,000 U.S. Treasury Notes 6.25%
   due 10/31/01, market value $11,413,262
   and $6,968,000 U.S. Treasury Notes 5.50%
   due 2/28/03, market value $7,277,636) ...........   18,311,000     18,311,000
With J.P. Morgan Securities 5.15% 12/1/98
   (dated 11/30/98, collateralized by
   $3,712,000 U.S. Treasury Notes 5.75% due
   10/31/00, market value $3,805,021 and
   $4,464,000 U.S. Treasury Notes 7.50%
   due 11/15/01, market value $4,822,238
   and $5,444,000 U.S. Treasury Notes 6.375%
   due 8/15/02, market value $5,851,638) ...........   14,153,000     14,153,000
With PaineWebber 5.29% 12/1/98
   (dated 11/30/98, collateralized by
   $10,887,000 U.S. Treasury Bills due
   2/18/99, market value $10,780,657 and
   $5,444,000 U.S. Treasury Notes 5.875%
   due 11/15/99, market value $5,518,170
   and $1,431,000 U.S. Treasury Notes 5.875%
   due 2/15/00, market value $1,475,715) ...........   17,420,000     17,420,000
                                                                    ------------
Total Repurchase Agreements (cost $49,884,000)                        49,884,000
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 100.21%
   (cost $2,200,958,529) .....................................   $2,410,594,383
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.21%) ....       (5,107,087)
                                                                ---------------
NET ASSETS APPLICABLE TO 112,447,161 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% ......................   $2,405,487,296
                                                                ===============

NET ASSET VALUE - DECATUR INCOME FUND A CLASS
   ($1,969,181,357 / 92,029,033 SHARES) ......................           $21.40
                                                                         ======
NET ASSET VALUE - DECATUR INCOME FUND B CLASS
   ($169,985,358 / 7,973,628 SHARES) .........................           $21.32
                                                                         ======
NET ASSET VALUE - DECATUR INCOME FUND C CLASS
   ($23,075,487 / 1,077,335 SHARES) ..........................           $21.42
                                                                         ======
NET ASSET VALUE - DECATUR INCOME FUND INSTITUTIONAL CLASS
   ($243,245,094 / 11,367,165 SHARES) ........................           $21.40
                                                                         ======
----------------------
Summary of Abbreviations:
   ADR - American Depository Receipt
  debs - debentures
   mtg - mortgage
   nts - notes
   sec - secured
    sr - senior
   sub - subordinated
 unsec - unsecured

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $1 par value, 250,000,000 shares authorized
   to the Fund with 100,000,000 shares allocated to Decatur
   Income Fund A Class, 50,000,000 shares allocated to
   Decatur Income Fund B Class, 50,000,000 shares allocated
   to Decatur Income Fund C Class, and 50,000,000 shares
   allocated to Decatur Income Fund Institutional Class ......    $1,829,463,245
Undistributed net investment income ..........................         9,904,838
Accumulated net realized gain on investments .................       356,483,359
Net unrealized appreciation of investments ...................       209,635,854
                                                                 ---------------
Total net assets                                                  $2,405,487,296
                                                                 ===============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DECATUR INCOME FUND
Net asset value A Class (A) ........................................      $21.40
Sales Charge (5.75% of offering price or 6.12% of the amount
   invested per share) (B) .........................................        1.31
                                                                          ------
Offering price .....................................................      $22.71
                                                                          ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

16 for total return

DELAWARE GROUP EQUITY FUNDS II, INC. -
DECATUR TOTAL RETURN FUND+
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
                                                        ----------- ------------
COMMON STOCK - 98.01%
AEROSPACE & DEFENSE - 1.23%
Lockheed Martin .....................................     164,800   $ 17,098,000
                                                                    ------------
                                                                      17,098,000
                                                                    ------------
AUTOMOBILES & AUTOMOTIVE PARTS - 3.59%
Ford Motor ..........................................     542,300     29,962,075
General Motors ......................................     283,200     19,824,000
                                                                    ------------
                                                                      49,786,075
                                                                    ------------
BANKING, FINANCE & INSURANCE - 18.96%
American General ....................................     439,000     30,922,062
Aon .................................................     301,950     17,399,869
Bank One ............................................     551,286     28,287,862
BankAmerica .........................................     529,448     34,513,392
BankBoston ..........................................     415,900     17,311,838
Chubb ...............................................     217,200     15,217,575
First Union .........................................     468,428     28,457,001
Mellon Bank .........................................     371,300     23,368,693
Mercantile Bancorporation ...........................       5,100        224,719
SAFECO ..............................................     106,500      4,576,172
St. Paul ............................................     626,200     22,073,550
Summit Bancorp ......................................     426,120     17,817,143
Wells Fargo .........................................     635,000     22,860,000
                                                                    ------------
                                                                     263,029,876
                                                                    ------------
CABLE, MEDIA & PUBLISHING - 2.80%
McGraw-Hill .........................................     434,200     38,860,900
                                                                    ------------
                                                                      38,860,900
                                                                    ------------
CHEMICALS - 5.15%
DuPont(E.I.)deNemours ...............................     471,800     27,718,250
Imperial Chemical ADR ...............................     737,800     27,944,175
PPG Industries ......................................     256,600     15,700,712
                                                                    ------------
                                                                      71,363,137
                                                                    ------------
CONSUMER PRODUCTS - 2.57%
Kimberly-Clark ......................................     677,000     35,627,125
                                                                    ------------
                                                                      35,627,125
                                                                    ------------
ELECTRONICS & ELECTRICAL EQUIPMENT - 6.39%
Cooper Industries ...................................     518,500     25,471,313
Emerson Electric ....................................     467,000     30,355,000
Thomas & Betts ......................................     374,500     16,220,531
Xerox ...............................................     153,200     16,469,000
                                                                    ------------
                                                                      88,515,844
                                                                    ------------
ENERGY - 10.41%
British Petroleum ADR ...............................     225,972     20,817,671
Chevron .............................................     385,700     32,254,162
Mobil ...............................................     201,600     17,375,400
Royal Dutch Petroleum ...............................     429,300     20,177,100
Texaco ..............................................     201,700     11,610,356
USX-Marathon Group ..................................     508,300     14,423,012
Williams ............................................     958,400     27,613,900
                                                                    ------------
                                                                     144,271,601
                                                                    ------------

                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
                                                        ----------- ------------
COMMON STOCK (CONTINUED)
ENVIRONMENTAL SERVICES - 1.29%
Browning Ferris .....................................     603,900 $  17,815,050
                                                                  -------------
                                                                     17,815,050
                                                                  -------------
FOOD, BEVERAGE & TOBACCO - 6.57%
Bestfoods ...........................................     723,100   42,030,188
Fortune Brands ......................................     727,000   24,763,437
Heinz (H.J.) ........................................     415,450   24,225,928
                                                                  ------------
                                                                    91,019,553
                                                                  ------------
HEALTHCARE & PHARMACEUTICALS - 8.45%
American Home Products ..............................     593,400   31,598,550
Baxter International ................................     460,500   29,270,531
Glaxo Wellcome ADR ..................................     378,200   24,015,700
Pharmacia & Upjohn ..................................     620,400   32,299,575
                                                                  ------------
                                                                   117,184,356
                                                                  ------------
METALS & MINING - 2.66%
Allegheny Teledyne ..................................     841,500   17,303,344
Aluminum Company of America .........................     264,800   19,628,300
                                                                  ------------
                                                                    36,931,644
                                                                  ------------
PAPER & FOREST PRODUCTS - 2.42%
Union Camp ..........................................     517,900   33,501,656
                                                                  ------------
                                                                    33,501,656
                                                                  ------------
RETAIL - 3.77%
May Department Stores ...............................     435,000   26,235,937
Penney (J.C.) .......................................     472,500   25,987,500
                                                                  ------------
                                                                    52,223,437
                                                                  ------------
TELECOMMUNICATIONS - 8.45%
Ameritech ...........................................     501,600   27,149,100
Bell Atlantic .......................................     373,800   20,792,625
Cable & Wireless ADR ................................     444,000   16,761,000
Frontier ............................................     870,000   26,208,750
GTE .................................................     422,500   26,195,000
                                                                  ------------
                                                                   117,106,475
                                                                  ------------
TRANSPORTATION & SHIPPING - 1.69%
British Airways ADR .................................     337,100   23,470,588
                                                                  ------------
                                                                    23,470,588
                                                                  ------------
UTILITIES - 5.07%
Dominion Resources ..................................     605,400   27,961,913
Southern ............................................     515,800   15,216,100
Texas Utilities .....................................     607,300   27,062,806
                                                                  ------------
                                                                    70,240,819
                                                                  ------------
MISCELLANEOUS - 6.54%
Deere & Co. .........................................     563,600   19,690,775
Pitney Bowes ........................................     729,100   40,829,600
Tenneco .............................................     844,500   30,085,312
                                                                  ------------
                                                                    90,605,687
                                                                  ------------
Total Common Stock (cost $1,194,578,162) ............            1,358,651,823
                                                                 -------------

----------------------
+ Effective January 28, 1999, Decatur Total Return Fund has been renamed Growth and Income Fund.

                                                             for total return 17

DECATUR TOTAL RETURN FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ----------- ------------
REPURCHASE AGREEMENTS - 2.34%
With Chase Manhattan 5.25% 12/1/98
   (dated 11/30/98, collateralized by
   $7,088,000 U.S. Treasury Notes 6.25% due
   10/31/01, market value $7,430,380 and
   $4,536,000 U.S. Treasury Notes 5.50% due
   2/28/03, market value $4,737,962) ..............   $11,921,000  $  11,921,000
With J.P. Morgan Securities 5.15% 12/1/98
   (dated 11/30/98, collateralized by
   $2,417,000 U.S. Treasury Notes 5.75% due
   10/31/00, market value $2,477,184 and
   $2,906,000 U.S. Treasury Notes 7.50% due
   11/15/01, market value $3,139,423 and
   $3,544,000 U.S. Treasury Notes 6.375% due
   8/15/02, market value $3,809,594) ..............     9,214,000      9,214,000
With PaineWebber 5.29% 12/1/98
   (dated 11/30/98, collateralized by
   $7,088,000 U.S. Treasury Bills due
   2/18/99, market value $7,018,536 and
   $3,544,000 U.S. Treasury Notes 5.875% due
   11/15/99, market value $3,592,496 and
   $932,000 U.S. Treasury Notes 5.875% due
   2/15/00, market value $960,735) ................    11,341,000     11,341,000
                                                                 ---------------
Total Repurchase Agreements
   (cost $32,476,000) .............................                   32,476,000
                                                                 ---------------

TOTAL MARKET VALUE OF SECURITIES - 100.35%
   (cost $1,227,054,162) ....................................    $1,391,127,823
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.35%) ...        (4,838,228)
                                                                 --------------
NET ASSETS APPLICABLE TO 72,530,581 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% .....................    $1,386,289,595
                                                                 ==============

NET ASSET VALUE - DECATUR TOTAL RETURN FUND A CLASS
   ($1,006,641,754 / 52,654,330 SHARES) ...........................       $19.12
                                                                          ======
NET ASSET VALUE - DECATUR TOTAL RETURN FUND B CLASS
   ($218,584,481 / 11,452,243 SHARES) .............................       $19.09
                                                                          ======
NET ASSET VALUE - DECATUR TOTAL RETURN FUND C CLASS
   ($48,682,552 / 2,555,153 SHARES) ...............................       $19.05
                                                                          ======
NET ASSET VALUE - DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
   ($112,380,808 / 5,868,855 SHARES) ..............................       $19.15
                                                                          ======
----------------------
ADR - American Depository Receipt

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $1 par value, 250,000,000 shares authorized
   to the Fund with 100,000,000 shares allocated to Decatur
   Total Return Fund A Class, 50,000,000 shares allocated to
   Decatur Total Return Fund B Class, 50,000,000 shares allocated to Decatur Total Return Fund C Class, and 50,000,000 shares allocated to Decatur Total Return Fund Institutional Class ..  $1,057,565,189
Undistributed net investment income ............................       5,693,487
Accumulated net realized gain on investments ...................     158,957,258
Net unrealized appreciation of investments .....................     164,073,661
                                                                 ---------------
Total net assets ...............................................  $1,386,289,595
                                                                 ===============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DECATUR TOTAL RETURN FUND
Net asset value A Class (A) .........................................     $19.12
Sales Charge (5.75% of offering price or 6.12% of the amount
   invested per share) (B) ..........................................       1.17
                                                                          ------
Offering price ......................................................     $20.29
                                                                          ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

18 for total return

DELAWARE GROUP EQUITY FUNDS II, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                       DECATUR     DECATUR TOTAL
                                                     INCOME FUND    RETURN FUND
                                                     -----------   -------------
INVESTMENT INCOME:
Interest .........................................    $33,044,892  $  1,284,964
Dividends ........................................     53,976,180    32,912,317
                                                     ------------  ------------
                                                       87,021,072    34,197,281
                                                     ------------  ------------

EXPENSES:
Management fees ..................................     11,709,268     7,389,923
Distribution expense .............................      5,869,353     5,050,374
Dividend disbursing and transfer agent fees
   and expenses ..................................      3,235,354     2,394,502
Accounting and administration ....................        953,047       508,515
Reports and statements to shareholders ...........        274,512       136,813
Taxes (other than taxes on income) ...............        150,074        75,192
Registration fees ................................        130,010        38,930
Professional fees ................................        101,750        22,250
Custodian fees ...................................         63,384        25,508
Directors' fees ..................................         43,848        23,261
Other ............................................        303,074       192,331
                                                     ------------  ------------
                                                       22,833,674    15,857,599
                                                     ------------  ------------

NET INVESTMENT INCOME ............................     64,187,398    18,339,682
                                                     ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments .................    361,584,308   161,450,447
Net change in unrealized appreciation/depreciation
   of investments ................................   (154,044,350)  (36,538,962)
                                                     ------------  ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ................................    207,539,958   124,911,485
                                                     ------------  ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................   $271,727,356  $143,251,167
                                                     ============  ============

                             See accompanying notes
                                                             for total return 19

DELAWARE GROUP EQUITY FUNDS II, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                             DECATUR INCOME FUND                   DECATUR TOTAL RETURN FUND
                                                     -------------------------------------   --------------------------------------
                                                       YEAR ENDED           YEAR ENDED            YEAR ENDED          YEAR ENDED
                                                        11/30/98             11/30/97              11/30/98            11/30/97

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..........................   $   64,187,398        $   60,681,557        $   18,339,682      $   14,374,069
Net realized gain on investments ...............      361,584,308           313,528,087           161,450,447         118,411,596
Net change in unrealized appreciation/
   depreciation of investments .................     (154,044,350)           92,817,837           (36,538,962)         73,054,945
                                                   --------------        --------------        --------------      --------------
Net increase in net assets resulting
   from operations .............................      271,727,356           467,027,481           143,251,167         205,840,610
                                                   --------------        --------------        --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .....................................      (45,727,459)          (50,434,466)          (12,123,443)        (13,730,775)
   B Class .....................................       (2,136,896)           (1,982,699)             (916,994)           (845,781)
   C Class .....................................         (281,715)             (215,950)             (192,210)           (141,173)
   Institutional Class .........................       (6,528,308)           (8,136,700)           (1,562,741)         (1,274,443)
Net realized gain on investments:
   A Class .....................................     (258,801,828)          (202,786,937)         (93,765,337)        (70,806,628)
   B Class .....................................      (17,106,645)           (7,925,263)          (15,012,718)         (5,885,390)
   C Class .....................................       (2,124,083)             (667,229)           (2,946,081)           (833,086)
   Institutional Class .........................      (39,093,334)          (30,836,157)           (8,735,336)         (4,917,869)
                                                   --------------        --------------        --------------      --------------
                                                     (371,800,268)         (302,985,401)         (135,254,860)        (98,435,145)
                                                   --------------        --------------        --------------      --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .....................................      168,201,945           127,046,258           195,303,575         159,597,090
   B Class .....................................       57,047,914            53,496,669            88,711,551          73,054,276
   C Class .....................................        9,894,966             9,608,934            26,672,866          17,429,244
   Institutional Class .........................       58,405,474            29,459,747            54,756,372          29,259,960
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments:
   A Class .....................................      272,677,435           225,289,553           100,880,624          80,559,736
   B Class .....................................       17,281,260             8,786,781            15,076,377           6,377,205
   C Class .....................................        2,166,924               755,724             3,040,923             957,519
   Institutional Class .........................       45,289,349            38,511,526            10,297,967           6,192,312
                                                   --------------        --------------        --------------      --------------
                                                      630,965,267           492,955,192           494,740,255         373,427,342
                                                   --------------        --------------        --------------      --------------
Cost of shares repurchased:
   A Class .....................................     (296,579,034)         (194,261,594)         (158,209,478)       (133,127,920)
   B Class .....................................      (22,666,310)           (8,907,680)          (22,393,120)         (9,380,873)
   C Class .....................................       (3,726,339)           (1,033,773)           (7,597,150)         (1,953,803)
   Institutional Class .........................     (126,067,562)          (55,044,707)          (32,883,578)         (9,662,151)
                                                   --------------        --------------        --------------      --------------
                                                     (449,039,245)         (259,247,754)         (221,083,326)       (154,124,747)
                                                   --------------        --------------        --------------      --------------
Increase in net assets derived from capital
   share transactions ..........................      181,926,022           233,707,438           273,656,929         219,302,595
                                                   --------------        --------------        --------------      --------------
NET INCREASE IN NET ASSETS .....................       81,853,110           397,749,518           281,653,236         326,708,060

NET ASSETS:
Beginning of year ..............................    2,323,634,186         1,925,884,668         1,104,636,359         777,928,299
                                                   --------------        --------------        --------------      --------------
End of year ....................................   $2,405,487,296        $2,323,634,186        $1,386,289,595      $1,104,636,359
                                                   ==============        ==============        ==============      ==============

                             See accompanying notes

20 for total return

DELAWARE GROUP EQUITY FUNDS II, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                  DECATUR INCOME FUND A CLASS
                                                                  ---------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                   1998        1997         1996        1995         1994
Net asset value, beginning of period ........................     $22.580     $21.320      $19.070     $15.570      $18.240

Income (loss) from investment operations:
   Net investment income ....................................       0.569       0.600        0.650       0.700        0.670
   Net realized and unrealized gain (loss) on investments ...       1.811       3.940        3.630       3.910       (0.730)
                                                                  -------     -------      -------     -------      -------
   Total from investment operations .........................       2.380       4.540        4.280       4.610       (0.060)
                                                                  -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....................      (0.490)     (0.600)      (0.690)     (0.690)      (0.860)
   Distributions from net realized gain on investments ......      (3.070)     (2.680)      (1.340)     (0.420)      (1.750)
                                                                  -------     -------      -------     -------      -------
   Total dividends and distributions ........................      (3.560)     (3.280)      (2.030)     (1.110)      (2.610)
                                                                  -------     -------      -------     -------      -------
Net asset value, end of period ..............................     $21.400     $22.580      $21.320     $19.070      $15.570
                                                                  =======     =======      =======     =======      =======

Total return(1) .............................................       12.03%      24.78%       24.47%      31.02%       (0.57%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $1,969,181  $1,906,726   $1,616,315  $1,382,693   $1,153,884
   Ratio of expenses to average net assets ..................        0.90%       0.88%        0.85%       0.87%        0.81%
   Ratio of net investment income to average net assets .....        2.68%       2.87%        3.40%       4.03%        3.92%
   Portfolio turnover .......................................          94%         90%         101%         74%          92%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                             for total return 21

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                             DECATUR INCOME FUND B CLASS
                                                             ------------------------------------------------------------
                                                                YEAR        YEAR         YEAR        YEAR       9/6/94(2)
                                                                ENDED       ENDED        ENDED       ENDED         TO
                                                              11/30/98    11/30/97     11/30/96    11/30/95     11/30/94

Net asset value, beginning of period ..................       $22.480     $21.260      $19.030     $15.550      $16.590

Income (loss) from investment operations:
   Net investment income ..............................         0.403       0.450        0.500       0.560        0.150
   Net realized and unrealized gain (loss)
     on investments ...................................         1.797       3.900        3.610       3.890       (1.020)
                                                             --------    --------     --------    --------     --------
   Total from investment operations ...................         2.200       4.350        4.110       4.450       (0.870)
                                                             --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.290)     (0.450)      (0.540)     (0.550)      (0.170)
   Distributions from net realized gain
     on investments ...................................        (3.070)     (2.680)      (1.340)     (0.420)          --
                                                             --------    --------     --------    --------     --------
   Total dividends and distributions ..................        (3.360)     (3.130)      (1.880)     (0.970)      (0.170)
                                                             --------    --------     --------    --------     --------
Net asset value, end of period ........................       $21.320     $22.480      $21.260     $19.030      $15.550
                                                             ========    ========     ========    ========     ========

Total return(1) .......................................         11.14%      23.73%       23.43%      29.85%       (5.27%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $169,985    $123,180      $60,689     $19,665       $2,765
   Ratio of expenses to average net assets ............          1.70%       1.68%        1.69%       1.74%        1.70%
   Ratio of net investment income to average
     net assets .......................................          1.88%       2.07%        2.56%       3.16%        3.30%
   Portfolio turnover .................................            94%         90%         101%         74%          92%

[RESTUBBED FROM PREVIOUS TABLE]

                                                                      DECATUR INCOME FUND C CLASS
                                                             ------------------------------------------------
                                                                YEAR         YEAR        YEAR      11/29/95(3)
                                                                ENDED        ENDED       ENDED         TO
                                                              11/30/98     11/30/97    11/30/96    11/30/95

Net asset value, beginning of period ..................       $22.570      $21.330     $19.080     $19.150

Income (loss) from investment operations:
   Net investment income ..............................         0.402        0.460       0.510       0.040
   Net realized and unrealized gain (loss)
     on investments ...................................         1.808        3.910       3.630      (0.060)
                                                             --------     --------    --------    --------
   Total from investment operations ...................         2.210        4.370       4.140      (0.020)
                                                             --------     --------    --------    --------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.290)      (0.450)     (0.550)     (0.050)
   Distributions from net realized gain
     on investments ...................................        (3.070)      (2.680)     (1.340)         --
                                                             --------     --------    --------    --------
   Total dividends and distributions ..................        (3.360)      (3.130)     (1.890)     (0.050)
                                                             --------     --------    --------    --------
Net asset value, end of period ........................       $21.420      $22.570     $21.330     $19.080
                                                             ========     ========    ========    ========

Total return(1) .......................................         11.14%       23.75%      23.47%          4

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............       $23,076      $15,343      $4,833          $5
   Ratio of expenses to average net assets ............          1.70%        1.68%       1.69%          4
   Ratio of net investment income to average
     net assets .......................................          1.88%        2.07%       2.56%          4
   Portfolio turnover .................................            94%          90%        101%          4

------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Date of initial public offering.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

                             See accompanying notes

22 for total return

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                          DECATUR INCOME FUND INSTITUTIONAL CLASS
                                                                  ----------------------------------------------------------
                                                                    YEAR        YEAR         YEAR        YEAR      1/13/94(1)
                                                                    ENDED       ENDED        ENDED       ENDED         TO
                                                                  11/30/98    11/30/97     11/30/96    11/30/95     11/30/94

Net asset value, beginning of period .........................    $22.570     $21.310      $19.060     $15.590      $16.720

Income (loss) from investment operations:
   Net investment income .....................................      0.612       0.650        0.690       0.710        0.590
   Net realized and unrealized gain (loss) on investments ....      1.808       3.930        3.620       3.920       (1.100)
                                                                 --------    --------     --------    --------     --------
   Total from investment operations ..........................      2.420       4.580        4.310       4.630       (0.510)
                                                                 --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ......................     (0.520)     (0.640)      (0.720)     (0.740)      (0.620)
   Distributions from net realized gain on investments .......     (3.070)     (2.680)      (1.340)     (0.420)          --
                                                                 --------    --------     --------    --------     --------
   Total dividends and distributions .........................     (3.590)     (3.320)      (2.060)     (1.160)      (0.620)
                                                                 --------    --------     --------    --------     --------
Net asset value, end of period ...............................    $21.400     $22.570      $21.310     $19.060      $15.590
                                                                 ========    ========     ========    ========     ========

Total return .................................................     12.25%      25.02%       24.65%      31.14%       (0.45%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................  $243,245    $278,384     $244,048    $211,049     $182,105
   Ratio of expenses to average net assets ...................      0.70%       0.68%        0.69%       0.74%        0.70%
   Ratio of net investment income to average net assets ......      2.88%       3.07%        3.56%       4.16%        4.03%
   Portfolio turnover ........................................        94%         90%         101%         74%          92%

----------------------
(1) Date of initial public offering; ratios and total return have been annualized.

                             See accompanying notes
                                                             for total return 23

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                DECATUR TOTAL RETURN FUND A CLASS
                                                                  ---------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                   1998        1997         1996        1995         1994

Net asset value, beginning of period ........................    $19.230     $17.520      $15.610     $12.320      $14.380

Income (loss) from investment operations:
   Net investment income ....................................      0.280       0.280        0.340       0.370        0.370
   Net realized and unrealized gain (loss) on investments ...      1.930       3.610        3.210       3.700       (0.340)
                                                               ---------    --------     --------    --------     --------
   Total from investment operations .........................      2.210       3.890        3.550       4.070        0.030
                                                               ---------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income .....................     (0.240)     (0.330)      (0.350)     (0.360)      (0.430)
   Distributions from net realized gain on investments ......     (2.080)     (1.850)      (1.290)     (0.420)      (1.660)
                                                               ---------    --------     --------    --------     --------
   Total dividends and distributions ........................     (2.320)     (2.180)      (1.640)     (0.780)      (2.090)
                                                               ---------    --------     --------    --------     --------
Net asset value, end of period ..............................    $19.120     $19.230      $17.520     $15.610      $12.320
                                                               =========    ========     ========    ========     ========

Total return(1) .............................................      12.70%      25.26%       24.89%      34.68%       (0.04%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $1,006,642    $863,855     $670,912    $534,342     $402,849
   Ratio of expenses to average net assets ..................       1.13%       1.13%        1.11%       1.19%        1.26%
   Ratio of net investment income to average net assets .....       1.52%       1.60%        2.21%       2.72%        2.88%
   Portfolio turnover .......................................         87%         69%          87%         81%          74%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

24 for total return

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                             DECATUR TOTAL RETURN FUND B CLASS
                                                             ------------------------------------------------------------
                                                                YEAR        YEAR         YEAR        YEAR       9/6/94(2)
                                                                ENDED       ENDED        ENDED       ENDED         TO
                                                              11/30/98    11/30/97     11/30/96    11/30/95     11/30/94

Net asset value, beginning of period ..................       $19.200     $17.460      $15.560     $12.310      $13.110

Income (loss) from investment operations:
   Net investment income ..............................         0.151       0.170        0.230       0.300        0.120
   Net realized and unrealized gain (loss)
     on investments ...................................         1.917       3.600        3.200       3.670       (0.820)
                                                             --------    --------     --------    --------     --------
   Total from investment operations ...................         2.068       3.770        3.430       3.970       (0.700)
                                                             --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ...............        (0.098)     (0.180)      (0.240)     (0.300)      (0.100)
   Distributions from net realized gain
     on investments ...................................        (2.080)     (1.850)      (1.290)     (0.420)      --
                                                             --------    --------     --------    --------     --------
   Total dividends and distributions ..................        (2.178)     (2.030)      (1.530)     (0.720)      (0.100)
                                                             --------    --------     --------    --------     --------
Net asset value, end of period ........................       $19.090     $19.200      $17.460     $15.560      $12.310
                                                             ========    ========     ========    ========     ========

Total return(1) .......................................         11.92%      24.45%       24.01%      33.79%       (5.37%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $218,584    $135,737      $53,467     $14,745       $1,738
   Ratio of expenses to average net assets ............          1.83%       1.83%        1.81%       1.89%        1.96%
   Ratio of net investment income to average
     net assets .......................................          0.82%       0.90%        1.53%       2.02%        2.18%
   Portfolio turnover .................................            87%         69%          87%         81%          74%

[RESTUBBED FROM PREVIOUS TABLE]

                                                                    DECATUR TOTAL RETURN FUND C CLASS
                                                             ------------------------------------------------
                                                                YEAR         YEAR        YEAR      11/29/95(3)
                                                                ENDED        ENDED       ENDED         TO
                                                              11/30/98     11/30/97    11/30/96    11/30/95

Net asset value, beginning of period ..................        $19.160      $17.430     $15.610     $15.610

Income (loss) from investment operations:
   Net investment income ..............................          0.153        0.170       0.330          --
   Net realized and unrealized gain (loss)
     on investments ...................................          1.915        3.590       3.100          --
                                                              --------     --------    --------    --------
   Total from investment operations ...................          2.068        3.760       3.430          --
                                                              --------     --------    --------    --------

Less dividends and distributions:
   Dividends from net investment income ...............         (0.098)      (0.180)     (0.320)         --
   Distributions from net realized gain
     on investments ...................................         (2.080)      (1.850)     (1.290)         --
                                                              --------     --------    --------    --------
   Total dividends and distributions ..................         (2.178)      (2.030)     (1.610)         --
                                                              --------     --------    --------    --------
Net asset value, end of period ........................        $19.050      $19.160     $17.430     $15.610
                                                              ========     ========    ========    ========

Total return(1) .......................................          12.00%       24.44%      24.04%          4

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............        $48,683      $26,231      $7,591          $5
   Ratio of expenses to average net assets ............           1.83%        1.83%       1.81%          4
   Ratio of net investment income to average
     net assets .......................................           0.82%        0.90%       1.53%          4
   Portfolio turnover .................................             87%          69%         87%          4

------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Date of initial public offering.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

                             See accompanying notes
                                                             for total return 25

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                         DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
                                                                    --------------------------------------------------------
                                                                      YEAR        YEAR        YEAR         YEAR        YEAR
                                                                      ENDED       ENDED       ENDED        ENDED       ENDED
                                                                    11/30/98    11/30/97    11/30/96     11/30/95    11/30/94

Net asset value, beginning of period ..........................    $19.260     $17.570      $15.650     $12.350      $14.400

Income (loss) from investment operations:
   Net investment income ......................................      0.346       0.350        0.370       0.470        0.430
   Net realized and unrealized gain (loss) on investments .....      1.917       3.600        3.230       3.650       (0.370)
                                                                  --------    --------     --------    --------     --------
   Total from investment operations ...........................      2.263       3.950        3.600       4.120        0.060
                                                                  --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income .......................     (0.293)     (0.410)      (0.390)     (0.400)      (0.450)
   Distributions from net realized gain on investments ........     (2.080)     (1.850)      (1.290)     (0.420)      (1.660)
                                                                  --------    --------     --------    --------     --------
   Total dividends and distributions ..........................     (2.373)     (2.260)      (1.680)     (0.820)      (2.110)
                                                                  --------    --------     --------    --------     --------
Net asset value, end of period ................................    $19.150     $19.260      $17.570     $15.650      $12.350
                                                                  ========    ========     ========    ========     ========

Total return ..................................................      13.07%      25.65%       25.24%      35.13%        0.19%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................   $112,381     $78,813      $45,958     $11,520       $1,376
   Ratio of expenses to average net assets ....................       0.83%       0.83%        0.81%       0.89%        0.96%
   Ratio of net investment income to average net assets .......       1.82%       1.90%        2.53%       3.02%        3.18%
   Portfolio turnover                                                   87%         69%          87%         81%          74%

                             See accompanying notes

26 for total return

DELAWARE GROUP EQUITY FUNDS II, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers five series: the Decatur Income Fund, the Decatur Total Return Fund, the Blue Chip Fund, the Social Awareness Fund and the Diversified Value Fund. These financial statements and related notes pertain to the Decatur Income Fund and Decatur Total Return Fund (collectively, the "Funds" and individually, a "Fund"). The Funds offer four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Decatur Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

The investment objective of the Decatur Total Return Fund is to achieve long-term growth by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith or under direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Decatur Income Fund declares and pays dividends from net investment income on a monthly basis and capital gains, if any, annually. The Decatur Total Return Fund declares and pays dividends from net investment income on a quarterly basis and capital gains, if any, annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company (DMC), the Investment Manager, an annual fee which is calculated daily based on the net assets, at the following rates, less fees paid to unaffiliated directors as follows:

         DECATUR INCOME FUND                       DECATUR TOTAL RETURN FUND
------------------------------------       -------------------------------------
On the first $100 million ..  0.600%       On the first $500 million ...  0.600%
On the next $150 million ...  0.525%       On the next $250 million ....  0.575%
On the next $250 million ...  0.500%       Over $750 million ...........  0.550%
Over $500 million ..........  0.475%

At November 30, 1998, the liability for investment management fees and other expenses payable to DMC were as follows:

     DECATUR INCOME FUND                  DECATUR TOTAL RETURN FUND
--------------------------------      --------------------------------
         $120,955                                 $194,520

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Funds pay DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 1998, the Funds had liabilities for such fees and other expenses payable to DSC as follows:

     DECATUR INCOME FUND                  DECATUR TOTAL RETURN FUND
--------------------------------      --------------------------------
          $195,941                                $190,508

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes for each Fund.

For the year ended November 30, 1998, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

     DECATUR INCOME FUND                  DECATUR TOTAL RETURN FUND
--------------------------------      --------------------------------
          $380,158                                 $482,790

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended November 30, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                   DECATUR       DECATUR TOTAL
                                                 INCOME FUND      RETURN FUND
                                               --------------   --------------
Purchases ...............................      $2,231,405,671   $1,234,075,207
Sales ...................................      $2,385,737,499   $1,089,128,329

At November 30, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                   DECATUR       DECATUR TOTAL
                                                 INCOME FUND      RETURN FUND
                                               --------------   --------------
Cost of investments .....................      $2,203,105,473   $1,227,667,379
                                               ==============   ==============
Aggregate unrealized appreciation .......      $  293,115,399   $  208,670,010
Aggregate unrealized depreciation .......         (85,626,489)     (45,209,566)
                                               --------------   --------------
Net unrealized appreciation .............      $  207,488,910   $  163,460,444
                                               ==============   ==============
                                                             for total return 27

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                         DECATUR INCOME FUND
                                                       -----------------------
                                                       Year Ended    Year Ended
                                                        11/30/98      11/30/97
                                                       ----------    ----------
Shares sold:
   A Class .......................................      8,073,531     6,087,710
   B Class .......................................      2,711,292     2,584,300
   C Class .......................................        466,462       461,635
   Institutional Class ...........................      2,749,580     1,422,421

Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class .......................................     13,673,317    11,932,825
   B Class .......................................        871,584       466,138
   C Class .......................................        108,759        39,660
   Institutional Class ...........................      2,272,599     2,039,464
                                                      -----------   -----------
                                                       30,927,124    25,034,153
                                                      -----------   -----------
Shares repurchased:
   A Class .......................................    (14,169,464)   (9,366,427)
   B Class .......................................     (1,089,271)     (425,637)
   C Class .......................................       (177,735)      (48,083)
   Institutional Class ...........................     (5,990,464)   (2,577,081)
                                                      -----------   -----------
                                                      (21,426,934)  (12,417,228)
                                                      -----------   -----------
Net increase .....................................      9,500,190    12,616,925
                                                      ===========   ===========

                                                      DECATUR TOTAL RETURN FUND
                                                      -------------------------
                                                      Year Ended     Year Ended
                                                       11/30/98       11/30/97
                                                      ----------     ----------

Shares sold:
   A Class .......................................     10,467,477     9,044,415
   B Class .......................................      4,734,652     4,136,332
   C Class .......................................      1,427,894       980,633
   Institutional Class ...........................      2,935,169     1,630,998

Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class .......................................      5,773,026     5,157,354
   B Class .......................................        866,511       408,787
   C Class .......................................        175,049        61,310
   Institutional Class ...........................        588,141       394,807
                                                      -----------   -----------
                                                       26,967,919    21,814,636
                                                      -----------   -----------
Shares repurchased:
   A Class .......................................     (8,496,811)   (7,584,462)
   B Class .......................................     (1,220,198)     (535,525)
   C Class .......................................       (416,767)     (108,427)
   Institutional Class ...........................     (1,746,666)     (549,647)
                                                      -----------   -----------
                                                      (11,880,442)   (8,778,061)
                                                      -----------   -----------
Net increase .....................................     15,087,477    13,036,575
                                                      ===========   ===========

5. Lines of Credit
Committed lines of credit were $68.8 million for Decatur Income Fund and $33.5 million for Decatur Total Return Fund. No amounts were outstanding at November 30, 1998, or at any time during the fiscal year.

6. Market and Credit Risk
The Decatur Income Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Decatur Income Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Subsequent Events
Distributions were declared from net realized gain on investments in the amount of $3.22 and $2.20 per share for all classes of the Decatur Income Fund and Decatur Total Return Fund, respectively, payable on December 30, 1998 to shareholders of record on December 21, 1998. The ex-dividend date was December 22, 1998.

28 for total return

DELAWARE GROUP EQUITY FUNDS II, INC. -
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS II, INC. - DECATUR INCOME FUND
DELAWARE GROUP EQUITY FUNDS II, INC. - DECATUR TOTAL RETURN FUND

We have audited the accompanying statements of net assets of Delaware Group Equity Funds II, Inc. - Decatur Income Fund and Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund (the "Funds") as of November 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Decatur Income Fund and Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund at November 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------

Philadelphia, Pennsylvania
January 8, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DECATUR EQUITY INCOME FUND AND GROWTH AND INCOME FUND shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Decatur Equity Income Fund and Growth and Income Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA


Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA
directors
& officers
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Decatur Equity Income Fund and Growth and Income Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com



DELAWARE
INVESTMENTS
---------------------
Philadelphia * London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1357)
AR-118[11/98]TKO1/99